UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 23, 2021

DIVERSIFIED HEALTHCARE TRUST

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

001-15319	04-3445278
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458-1634
(Address of Principal Executive Offices) (Zip Code)

617-796-8350

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title Of Each Class	Trading Symbol(s)	Name Of Each Exchange On Which Registered
Common Shares of Beneficial Interest	DHC	The Nasdaq Stock Market LLC
5.625% Senior Notes due 2042	DHCNI	The Nasdaq Stock Market LLC
6.25% Senior Notes due 2046	DHCNL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

In this Current Report on Form 8-K, the terms “the Company”, “we”, “us” or “our” refer to Diversified Healthcare Trust and its subsidiaries, unless otherwise noted.

Item 2.01.  Completion of Acquisition or Disposition of Assets.

On December 23, 2021, we sold a 35% equity interest from our 55% equity interest in our joint venture arrangement for a life science property located in Boston, Massachusetts, or our joint venture, to an unrelated third party institutional investor for $378.0 million. Following the sale, we continue to own a 20% equity interest in our joint venture and our pre-existing joint venture partner continues to own its 45% equity interest in our joint venture.

Item 9.01.  Financial Statements and Exhibits.

(b)	Pro Forma Financial Information.

Effective as of the date of the sale described in Item 2.01 above, the results of operations of our joint venture will be deconsolidated and our remaining 20% interest will be accounted for using the equity method. This Current Report on Form 8-K includes unaudited pro forma condensed consolidated financial information of the Company as required by Item 9.01(b) of Current Report on Form 8-K as a result of this deemed disposition. The unaudited pro forma condensed consolidated financial statements are not necessarily indicative of our expected financial position or results of operations for any future period. Differences could result from numerous factors, including future changes in our portfolio of investments, capital structure, property level operating expenses and revenues, including rents expected to be received from our existing leases or leases we may enter into, changes in interest rates, the performance of our joint venture and other reasons. Actual future results are likely to be different from amounts presented in the unaudited pro forma condensed consolidated financial statements and such differences could be significant.

The following unaudited pro forma financial information of the Company is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference:

Introduction to Unaudited Pro Forma Condensed Consolidated Financial Statements	F-1
Unaudited Pro Forma Condensed Consolidated Balance Sheet at September 30, 2021	F-2
Unaudited Pro Forma Condensed Consolidated Statement of Income (Loss) for the Nine Months Ended September 30, 2021	F-3
Unaudited Pro Forma Condensed Consolidated Statement of Income (Loss) for the Year Ended December 31, 2020	F-4
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements	F-5

(d)	Exhibits.

99.1	Unaudited Pro Forma Condensed Consolidated Financial Statements of the Company. (Filed herewith.)
104	Cover Page Interactive Data File. (Embedded within the Inline XBRL document.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIVERSIFIED HEALTHCARE TRUST

By:	/s/ Richard W. Siedel, Jr.
Name:	Richard W. Siedel, Jr.
Title:	Chief Financial Officer and Treasurer

Date:  December 29, 2021